ALLIANCE WORLD DOLLAR GOVERNMENT FUND

SEMI-ANNUAL REPORT
APRIL 30, 1997

ALLIANCE CAPITAL




LETTER TO SHAREHOLDERS                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

June 6, 1997

Dear Shareholder:

Since our last report, the U.S. bond market has posted modest returns. After rallying at the end of 1996, the market reversed direction in early 1997 and gave up some of its earlier gains. Data indicating resurgent strength in the economy, particularly within the labor market, and renewed concerns about inflation, pushed the bond market lower during the first quarter. In response to continued strong growth and what were perceived as potential inflationary imbalances, the Federal Reserve raised interest rates in March, further eroding bond market returns.

INVESTMENT RESULTS
Although the pace of price appreciation of securities in the emerging market sector has slowed recently, we are pleased to report that Alliance World Dollar Government Fund posted solid returns over the most recent period. For the six months ended April 30, 1997, the Fund returned 10.27% on a net asset value
(NAV) basis. This compares with a return of 11.90% for its benchmark, the J. P. Morgan Emerging Markets Bond Index. Your Fund's return trailed that of its benchmark as rising U.S. interest rates negatively impacted your portfolio's performance. As noted in the Fund's prospectus, 75% of the emerging market debt securities in your Fund's portfolio must be collateralized, typically using U.S. Treasury zero coupon bonds. This collateralization makes these securities disproportionately sensitive to U.S. interest rate movements as compared to the benchmark. For the twelve months ended April 30, 1997, the Fund achieved a total return of 35.94% on a net asset value basis compared with 29.02% for the benchmark.

ECONOMIC REVIEW
As is usually the case with funds that invest in emerging markets, your Fund's performance was strongly influenced by developments in the U.S. economy. Most emerging market bonds are issued in U.S. dollars and trade in the U.S. relative to the U.S. yield curve, making them sensitive to U.S. interest rate levels. Therefore, we present you with a U.S. economic review and investment outlook in addition to an emerging markets investment outlook.

The U.S. economy finished 1996 on a strong note. After moderating in the third quarter, the economy picked up speed as the year came to a close, led by a rebound in consumer spending. The annualized gain in retail sales of merchandise jumped to 4.8% in the fourth quarter, up from only 0.9% in the third quarter. An unexpected surge in export growth also added to year-end growth. In all, growth in aggregate output (gross domestic product or GDP), which dipped to 2.1% in the third quarter, accelerated to 3.8% during the final three months of 1996.

The economy continued its strong performance early in 1997, buoyed by continued growth in the labor market. The unemployment rate edged down to 4.9% in April, its lowest level for 25 years. Total hours worked fell for the first time in seven months, but overtime hours set a new record. Retail sales data moved lower in April, indicating that the consumer is finally taking a breather after the first quarter spending spree. Consumer confidence is stabilizing at a high level, and the production side of the economy showed considerable strength with industrial production through April up by 4.6% over levels from a year earlier. Overall, GDP growth jumped to 5.8% during the first three months of 1997, its fastest rate of increase in nearly 10 years.

Despite the strong growth, inflation news continues to be generally favorable. After moving slightly higher late in 1996, consumer and producer price gains both retreated in early 1997 with consumer prices advancing through April at a 2.5% annual rate, a three-year low, and producer prices up just 0.8% for the same period. Nonetheless, the Federal Reserve raised interest rates 0.25% at the end of March in a preemptive strike against what were seen as mounting inflationary pressures.

INVESTMENT OUTLOOK
U.S. economic growth has continued into its third consecutive quarter at a pace considered above the long-term, non-inflationary rate. While continued growth at the current pace may warrant additional rate increases, we expect the U.S. economy to gradually slow over the next several quarters to a more sustainable 2% to 2.5% growth rate. We anticipate this slowing will occur before any substantial inflationary pressures materialize. Given the potential for further rate increases in the near-term, the market will be particularly vulnerable to daily economic news which may put upward pressure on yields. In contrast to recent periods of rising rates, the relative lack of leverage in the U.S. financial system suggests that the interest rates and volatility will be less substantial than in 1994.


1



                                          ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

Overall, we remain positive on emerging market debt which constitutes the majority of the Fund's portfolio. Higher U.S. interest rates may produce temporary weakness in emerging market debt prices; however, the fundamental economics remain sound for this fixed income sector and should support additional gains in the upcoming year.

In Argentina, the economy is gaining momentum and is on track for at least 5% growth this year, after 4.4% growth in 1996. The strength of the economic expansion is producing a rapid increase in tax revenues while fiscal expenditures remain largely unchanged from last year's levels. The recent decision by Standard & Poor's to raise many Argentine corporate debt ratings underscores the economic progress being made in this country.

Panama's external debt (including Brady bonds) was recently assigned a Ba1 rating by Moody's. This rating reflects the sound economic policies being pursued by the Panamanian government and should support significant price gains in the debt securities of that country in the upcoming year.

The Mexican economy continues to perform strongly, led by strong growth in investments and exports. Growth is expected to remain strong at around 4% in 1997 and inflation and interest rates should both decline during the upcoming year. Investor confidence in Mexico's economic policies is growing and the decision to prepay the remaining $3.5 billion owed to the U.S. for the 1995 peso bailout is another positive step in Mexico's efforts to restore credibility in international capital markets.

In Russia, recent data indicate that the economy is beginning to grow. Inflation remains on a downward trend and reserves have increased considerably. The government has reinforced its commitment to pursuing a market-oriented economy with the naming of an aggressive, reform-minded cabinet, but the fiscal situation remains negative. Development of a realistic budget will be an essential step in putting the country's fiscal affairs in order. Our exposure to Russian markets is 9.0% of Fund net assets.

Heavy investment in the Venezuelan oil industry continues at a fast pace. This sector will continue to be a strong and dynamic sector of the economy and allow for a solid current account position.

Thank you for your continued interest and investment in Alliance World Dollar Government Fund. We look forward to reporting to you again on market activity and the Fund's investment results in coming periods.

Sincerely,


John D. Carifa
Chairman


Wayne D. Lyski
President


2



PORTFOLIO OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)                ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-102.2%
COLLATERALIZED BRADY BONDS(A)-76.4%
ARGENTINA-14.4%
Republic of Argentina
  Discount Bonds FRN
  6.375%, 3/31/23                               $15,250      $12,633,672
  Euro Par Bonds
  5.25%, 3/31/23 (b)                             11,500        7,500,156
                                                             ------------
                                                              20,133,828

BRAZIL-15.4%
Republic of Brazil
  Discount Bonds FRN Series Z-L
  6.875%, 4/15/24                                21,600       17,394,750
  Par Bonds Series Z-L
  5.25%, 4/15/24 (b)                              6,500        4,151,875
                                                             ------------
                                                              21,546,625

BULGARIA-7.4%
Republic of Bulgaria
  Discount Bonds FRN
  6.5625%, 7/28/24                               16,000       10,340,000

MEXICO-13.1%
United Mexican States
  Discount Bonds Series B FRN
  6.375%, 12/31/19 (c)                           10,240        9,084,800
  Discount Bonds Series D FRN
  6.35156%, 12/31/19 (c)                          6,000        5,323,125
  Euro Par Bonds Series B
  6.25%, 12/31/19 (c)                             5,500        4,001,250
                                                             ------------
                                                              18,409,175

NIGERIA-6.9%
Central Bank of Nigeria Par Bonds
  6.25%, 11/15/20 (d)                            15,000        9,600,000

POLAND-2.0%
Republic of Poland Par Bonds
  3.00%, 10/27/24 (b)                             5,000        2,740,625

VENEZUELA-17.2%
Republic of Venezuela Discount Bonds FRN
  6.8125%, 3/31/20                               13,000       10,692,500
Republic of Venezuela Par Bonds
  6.75%, 3/31/20 (e)
  Series W-A                                      6,500        4,724,687
  Series W-B                                     12,000        8,722,500
                                                             ------------
                                                              24,139,687

Total Collateralized Brady Bonds
  (cost $99,386,297)                                         106,909,940

LOAN PARTICIPATIONS & ASSIGNMENTS-7.9%
ALGERIA-1.6%
Algeria Refinancing Trust FRN
  Loan Assignment Tranche B
  6.50%, 9/05/05                                  3,000        2,186,250

MOROCCO-6.3%
Kingdom of Morocco
  Loan Participation FRN
  6.375%, 1/01/09                                10,000        8,800,000
Total Loan Participations & Assignments
  (cost $7,018,562)                                           10,986,250

OTHERSOVEREIGN DEBT RELATED-6.9%
Morgan Guaranty Trust Co. Indexed Note
  Linked to Russian US$
  Vneshekonombank Loan Assignment
  14.00%, 6/15/97 (f)
  (cost $9,330,000)                               9,330        9,714,396


3



PORTFOLIO OF INVESTMENTS (CONTINUED)      ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
OTHER SOVEREIGN DEBT OBLIGATIONS-5.7%
ECUADOR-3.6%
Republic of Ecuador
  11.25%, 4/25/02 (g)                           $ 5,000     $  5,118,750

RUSSIA-2.1%
Russia Principal Loans FRN WI
  12/15/20 (g)(h)                                 5,000        2,934,375
Total Other Sovereign Debt Obligations
  (cost $7,782,575)                                            8,053,125

NON-COLLATERALIZED BRADY BONDS-5.3%
PANAMA-3.7%
Republic of Panama IRB
  3.50%, 7/17/14 (b)                              7,000        5,188,750

PERU-1.6%
Republic of Peru FLIRB
  3.25%, 3/07/17 (b)(g)                           4,000        2,170,000
Total Non-Collateralized Brady Bonds
  (cost $6,520,091)                                            7,358,750
Total Sovereign Debt Obligations
  (cost $130,037,525)                                        143,022,461

U.S. GOVERNMENT OBLIGATION-31.4%
U.S. Treasury Strip Zero coupon, 2/15/03
  (cost $44,295,192)                             64,000       43,910,967

TOTAL INVESTMENTS-133.6%
  (cost $174,332,717)                                        186,933,428
Other assets less liabilities-(33.6%)                        (47,011,650)

NET ASSETS-100%                                             $139,921,778


(a) Sovereign debt obligations issued as part of debt restructurings that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(b) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 1997.

(c)  Security trades with value recovery rights expiring June 30, 2003.

(d)  Security trades with oil warrants expiring November 15, 2020.

(e)  Security trades with oil warrants expiring April 15, 2020.

(f) Principal amount represents par value at purchase date. The redemption value of this security is linked to the change in the bid price of the referenced emerging market debt.

(g) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1997, these securities amounted to $10,223,125 representing 7.3% of net assets.

(h) An interest rate based on the six-month Libor Rate plus 81.25 basis points will take effect upon issuance of bonds.

     Glossary of Terms:
     FLIRB  Front loaded interest reduction bond.
     FRN    Floating rate note.
     IRB    Interest reduction bond.
     WI     When issued.

     See notes to financial statements.


4



STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)                ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $174,332,717)          $186,933,428
  Interest receivable                                                 3,146,695
  Deferred organization expenses and other assets                        28,959
  Total assets                                                      190,109,082

LIABILITIES
  Due to custodian                                                    2,945,735
  Payable for investment securities purchased                        46,774,692
  Unrealized depreciation on interest rate swap contract                179,580
  Advisory fee payable                                                  123,361
  Administrative fee payable                                             18,504
  Accrued expenses and other liabilities                                145,432
  Total liabilities                                                  50,187,304

NET ASSETS                                                         $139,921,778

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $     86,527
  Additional paid-in capital                                        119,218,745
  Undistributed net investment income                                 2,157,291
  Accumulated net realized gain on investments                        6,038,084
  Net unrealized appreciation of investments and other assets        12,421,131
                                                                   $139,921,778

NET ASSET VALUE PER SHARE (based on 8,652,707 shares outstanding)        $16.17


See notes to financial statements.


5



STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $ 7,867,165

EXPENSES
  Advisory fee                                          $715,087
  Administrative fee                                     107,264
  Audit and legal                                         54,916
  Custodian                                               51,478
  Transfer agency                                         42,494
  Directors' fees                                         12,495
  Printing                                                11,503
  Amortization of organization expenses                    8,869
  Registration                                             7,191
  Taxes                                                    3,971
  Miscellaneous                                            5,492
  Total expenses                                                     1,020,760
  Net investment income                                              6,846,405

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions                      13,366,919
  Net change in unrealized appreciation of investments
    and other assets                                               (7,250,267)
  Net gain on investments                                            6,116,652

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $12,963,057


See notes to financial statements.


6



STATEMENT OF CHANGES
IN NET ASSETS                             ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

                                                 SIX MONTHS ENDED   YEAR ENDED
                                                   APRIL 30,1997    OCTOBER 31,
                                                    (UNAUDITED)        1996
                                                  --------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $  6,846,405   $ 12,618,227
  Net realized gain on investment transactions       13,366,919     13,908,106
  Net change in unrealized appreciation of
    investments and other assets                     (7,250,267)    16,452,008
  Net increase in net assets from operations         12,963,057     42,978,341

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                              (7,181,748)   (11,594,630)
  Total increase                                      5,781,309     31,383,711

NET ASSETS
  Beginning of year                                 134,140,469    102,756,758
  End of period (including undistributed net
    investment income of $2,157,291 and
    $2,492,634, respectively)                      $139,921,778   $134,140,469


See notes to financial statements.


7



NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1997 (UNAUDITED)                ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance World Dollar Government Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 20, 1992 and is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked price provided by the principal market makers. Publicly traded Sovereign Debt Obligations are typically traded internationally on the over-the-counter market. Because of the nature of the markets for Sovereign Debt Obligations, quotations from several sources will be obtained so that the Fund's portfolio investments will not generally be priced by a single source. Readily marketable Sovereign Debt Obligations may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Securities for which market quotations are not readily available and restricted securities which are subject to limitations as to their resale are valued in good faith, at fair value, using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, unless this method does not represent fair value.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $90,000 have been deferred and are being amortized on a straight-line basis through November, 1997.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as adjustment to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

For federal income tax purposes, the Fund's distributions of income and capital gains are subject to recharacterization, which may include a tax return of capital, at the end of the year to reflect the final investment results for that year.

NOTE B: ADVISORY AND ADMINISTRATIVE FEES
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. a monthly fee equal to the annualized rate of 1% of the Fund's average weekly net assets.

Under the terms of an Administrative Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets. The Administrator provides administrative functions to the Fund as well as other clerical services. The Administrator also prepares financial and regulatory reports for the Fund.

On November 28, 1995, the Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Adviser whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $5,480 during the six months ended April 30, 1997, relating to shareholder servicing costs.


8



                                          ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $93,165,925 and $101,553,000, respectively, for the six months ended April 30, 1997. There were purchases of $132,870,115 and sales of $131,673,576 of U.S. government obligations for the six months ended April 30, 1997.

At April 30, 1997, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $13,018,736 and gross unrealized depreciation of investments was $418,025 resulting in net unrealized appreciation of $12,600,711 (excluding swap contracts). At October 31, 1996, the Fund had a capital loss carryforward of $7,179,105 which expires in the year 2003.

1. INTEREST RATE SWAP AGREEMENT
The Fund enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying floating rate debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap contracts.

At April 30, 1997, the Fund had an outstanding interest rate swap contract with the following terms:

                                                       RATE TYPE
                                           --------------------------------
    SWAP         NOTIONAL     TERMINATION  PAYMENTS MADE  PAYMENTS RECEIVED   UNREALIZED
COUNTERPARTY      AMOUNT          DATE      BY THE FUND      BY THE FUND     DEPRECIATION
------------  --------------  -----------  -------------  -----------------  ------------
   Morgan     US$ 12,000,000    1/01/09        LIBOR#          6.8526%         $179,580
  Guaranty


#    LIBOR (London Interbank Offered Rate).


NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $0.01 par value Common Stock authorized.
Of the 8,652,707 shares outstanding at April 30, 1997, the Adviser owned 7,200 shares. During the six months ended April 30, 1997 and the year ended October 31, 1996, the Fund did not issue shares in connection with the dividend reinvestment plan.


9



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                               ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

NOTE E: CONCENTRATION OF RISK
Investing in securities of foreign governments involves special risks which include revaluation of currencies and the possibility of future adverse political and economic developments. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government. The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


10



FINANCIAL HIGHLIGHTS                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                             SIX MONTHS                                           NOVEMBER 2,
                                                ENDED          YEAR ENDED OCTOBER 31,             1992(A) TO
                                           APRIL 30,1997  -------------------------------------   OCTOBER 31,
                                            (UNAUDITED)       1996         1995         1994         1993
                                           -------------  -----------  -----------  -----------  ------------
Net asset value, beginning of period          $15.50        $11.88       $11.08       $22.09       $13.82(b)

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .79(c)       1.46         1.51(c)      1.32         1.54
Net realized and unrealized gain (loss)
  on investments                                 .71          3.50          .71        (5.66)        8.19

Net increase (decrease) in net asset
  value from operations                         1.50          4.96         2.22        (4.34)        9.73

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.83)        (1.34)       (1.42)       (1.39)       (1.46)
Distributions from net realized gains             -0-           -0-          -0-       (4.96)          -0-
Distributions in excess of net
  realized gains                                  -0-           -0-          -0-        (.09)          -0-
Tax return of capital distribution                -0-           -0-          -0-        (.23)          -0-
Total dividends and distributions               (.83)        (1.34)       (1.42)       (6.67)       (1.46)
Net asset value, end of period                $16.17        $15.50       $11.88       $11.08       $22.09
Market value, end of period                   $14.625       $13.625      $11.75       $13.00       $20.375

TOTAL RETURN
Total investment return based on: (d)
  Market value                                 13.49%        28.49%        2.78%       (7.52)%      59.14%
  Net asset value                              10.27%        44.57%       21.92%      (27.29)%      72.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $139,922      $134,140     $102,757      $93,528     $164,622
Ratio of expenses to average net assets         1.47%(e)      1.70%        1.55%        1.43%        1.44%(e)
Ratio of net investment income to
  average net assets                            9.83%(e)     10.84%       14.12%        9.08%        9.79%(e)
Portfolio turnover rate                          126%          352%         441%         395%         417%



(a)  Commencement of operations.

(b)  Net of offering costs of $.13.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.


11



ADDITIONAL INFORMATION                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

SUPPLEMENTAL PROXY INFORMATION
The Annual Meeting of Shareholders of The Alliance World Dollar Government Fund was held on January 23, 1997. The description of each proposal and number of shares voted at the meeting are as follows:

                                                     SHARES      SHARES VOTED
                                                   VOTED FOR  WITHOUT AUTHORITY
-------------------------------------------------------------------------------
1. To elect directors: Class One Directors
                       (term expires 1998)
                       Donald J. Robinson          6,693,817        286,639

                       Class Three Directors
                       (term expires 2000)
                       Ruth Block                  6,682,938        297,519
                       John D. Carifa              6,695,900        284,556
                       Robert C. White             6,675,093        305,364


                                            SHARES   SHARES VOTED  SHARES VOTED
                                          VOTED FOR     AGAINST       ABSTAIN
-------------------------------------------------------------------------------
2. To ratify the selection of Ernst
   & Young LLP as the Fund's
   independent auditors for the
   Fund's fiscal year ending
   October 31, 1997:                      6,682,932      215,624       81,901


12



                                          ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
WAYNE D. LYSKI, PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
VICKI L. FULLER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JOSEPH J. MANTINEO, CONTROLLER

ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT, L.P.
1345 Avenue of the Americas
New York, NY 10105
CUSTODIAN

THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
FIRST DATA INVESTOR SERVICES GROUP, INC.
(FORMERLY THE SHAREHOLDER SERVICES GROUP, INC.)
53 State Street
Boston, MA 02109

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGALCOUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY10004


(1)  Member of the Audit Committee.


13



ALLIANCE WORLD DOLLAR GOVERNMENT FUND
Summary of General Information

THE FUND
Alliance World Dollar Government Fund is a closed-end management investment company which seeks high current income from investment in debt obligations of countries with emerging economies whose recent interest rates are higher than those of the United States.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of newspapers each day, under the designation "Alliance Wrld". The Fund's NYSE trading symbol is "AWG". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in the NEW YORK TIMES and each Saturday in BARRON'S and other newspapers in a table called "Closed-End Funds." Additional information about the Fund is available by calling 1-800-247-4154.

DIVIDEND REINVESTMENT PLAN
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. For a copy of the Plan Brochure, please write to the Plan Agent, First Data Investor Services Group, Inc., P.O. Box 1376, Boston, MA 02104.



ALLIANCE WORLD DOLLAR GOVERNMENT FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

WDGSR